UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2007

China-Biotics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-110733	98-0393071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 999 Ningqiao Road
Jinqiao Export Processing Zone
Pudong, Shanghai 201206
People’s Republic of China

(Address of Principal Executive Offices and Zip Code)

(86 21) 5834 9748

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 31, 2007, China-Biotics, Inc. (the “Company”) issued a press release announcing that the Company is scheduled to make a presentation at the 17th Annual Roth Capital Partners OC Conference, which is scheduled for February 19-22, 2007.

Slides of the company's presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein solely for purposes of this Item 7.01.

The information set forth in this Item 7.01, including the exhibits, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

d.	Exhibits

99.1	Company Overview for Roth Capital Partners OC Conference
99.2	PowerPoint Presentation for Roth Capital Partners OC Conference

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA-BIOTICS, INC.
(Registrant)

Date: February 20, 2007	By:	/s/ Song Jinan
Song Jinan
Chief Executive Officer, President, Treasurer and Secretary